                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 16, 2002




                     INTERNATIONAL LEASE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


          California                      0-11350                           22-3059110
(State or other jurisdiction      (Commission File Number)      (IRS Employer Identification No.)
      of incorporation)

1999 Avenue of the Stars, 39th Floor, Los Angeles, California           90067
          (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number including area code: (310) 788-1999


         (Former name or former address, if changed since last report.)

Not applicable.
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Item 7. Financial Statements and Exhibits



      (c)   Exhibits

            1.1 Underwriting Agreement, dated December 16, 2002, between the Registrant and Salomon Smith Barney Inc., relating to the Registrant's 4.375% Notes due December 15, 2005 (the "Notes").

            1.2 Underwriting Agreement, dated December 17, 2002, between the Registrant and Morgan Stanley & Co. Incorporated, relating to the Notes.

            4.1 Officers' Certificate (without exhibits), dated December 19, 2002, establishing the terms of the Notes.

            4.2   Form of certificate for the Notes.

            5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the Notes.

            23.1 Consent of O'Melveny & Myers LLP (included in Exhibit 5.1 hereto).
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            Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTERNATIONAL LEASE FINANCE CORPORATION



                                                 /s/ Alan H. Lund
                                        ---------------------------------------
                                        By:      Alan H. Lund
                                                 Vice Chairman and
                                                 Chief Financial Officer


DATED: December 19, 2002